Home Office: Harrison, NY Administrative Office: 6400 C. Street S.W. Cedar Rapids, IA 52499

Securities and Exchange Commission

100 F. Street N.E.

Washington, D.C. 20549-0506

Re:	Separate Account VA QNY

  File No. 811-07793, CIK: 0001021447

  Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA QNY, a unit investment trust registered under the Act, recently mailed to its contract owners the Semi-Annual report of the underlying funds of the following underlying management investment companies:

●	Transamerica Series Trust filed its Semi-Annual report with the Commission via EDGAR (CIK: 0000778207).

This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

This Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies have filed or will file its Semi-Annual report with the Commission via EDGAR. To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Brian G. Stallworth

Brian G. Stallworth

Transamerica Financial Life Insurance Company